UNUITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 11, 2004
(Date of earliest event reported)

TRACK DATA CORPORATION
(Exact Name of Registrant as specified in its Charter)

Delaware	0-24634	22-3181095
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification)
incorporation or organization)		Number

95 Rockwell Place, Brooklyn, New York	11217
(Address of Principal Executives Offices)	(Zip Code)

718) 522-7373
(Registrant's telephone number including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

❑	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 10a-12 under the Exchange Act (17 CFR 240.14a-12

❑	Pre-commencment communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (14 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

        The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

On November 11, 2004, Track Data Corporation issued a press release announcing its results of operations for the nine months ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 11, 2004	By	/s/ Martin Kaye

Martin Kaye
COO, CFO

INDEX TO EXHIBITS

Exhibit
No.    Description
99.1	Press Release of Track Data Corporation dated November 11, 2004 reporting third quarter 2004 financial results.